UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: October 16, 2013
(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-23863	23-2391852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

82 Franklin Avenue, Hallstead, PA 18822
(Address of principal executive offices) (Zip Code)

(570) 879-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The Registrant issued a press release regarding earnings for the third quarter of 2013 on October 16, 2013, attached as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Peoples Financial Services Corp., dated October 16, 2013, regarding Third Quarter 2013 Earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

Date: October 16, 2013	By:	/s/ Alan W. Dakey
	Name:	Alan W. Dakey
	Title:	President/CEO

Date: October 16, 2013	By:	/s/ Scott A. Seasock
	Name:	Scott A. Seasock
	Title:	Senior Vice President/CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Peoples Financial Services Corp., dated October 16, 2013, regarding Third Quarter 2013 Earnings.